Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark W. Richards, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Astika Holdings, Inc. on Form 10-Q for the period ended June 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Astika Holdings, Inc.

Date:  August 15, 2014

By:  /s/ Mark W. Richards
             Mark W. Richards
             President, Chief Executive Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to Astika Holdings, Inc. and will be retained by Astika Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.